Exhibit 10.21


                          AFFILIATED INTEREST AGREEMENT
                                     between
                              D&E TELEPHONE COMPANY
                                       and
                               D&E WIRELESS, INC.





                                November 11, 1997

                                                   Affiliated Interest Agreement
                                                  D&E Telephone and D&E Wireless

                                TABLE of CONTENTS

INTRODUCTION..................................................................1

Section 1.0   SERVICES........................................................2
        1.1   EXECUTIVE OFFICERS..............................................2
        1.2   ADMINISTRATIVE..................................................2
        1.3   ENGINEERING.....................................................3
        1.4   SUPPORT, OPERATIONS AND MAINTENANCE EMPLOYEES...................3
        1.5   EMPLOYEE SERVICES...............................................3
        1.6   MARKETING, ADVERTISING AND PUBLIC RELATIONS.....................4
        1.7   ACCOUNTING......................................................4
        1.8   CORPORATE SECRETARIAL...........................................4
        1.9   TREASURY........................................................4
        1.10  PURCHASING......................................................5
        1.11  INSURANCE.......................................................5
        1.12  INFORMATION SYSTEMS.............................................5
        1.13  CHARGES AND RATES...............................................5
        1.14  CONSULTATIVE AND PROFESSIONAL SERVICES..........................5

Section 2.0    SALES AND SERVICE ASSISTANCE...................................5

Section 3.0    COMPENSATION...................................................6

Section 4.0    D&E WIRELESS RESPONSIBILITY TO D&E TELEPHONE...................6

Section 5.0    D&E TELEPHONE'S DUTY TO PROVIDE SERVICE TO THE PUBLIC..........6

Section 6.0    TERM OF AGREEMENT..............................................7

Section 7.0    RELEASE........................................................7

Section 8.0    INDEMNIFICATION................................................7

Section 9.0    SEVERABILITY...................................................7

Section 10.0   NONASSIGNABILITY...............................................9

                                                   Affiliated Interest Agreement
                                                  D&E Telephone and D&E Wireless



                          AFFILIATED INTEREST AGREEMENT
                                     between
                              D&E TELEPHONE COMPANY
                                       and
                               D&E WIRELESS, INC.
                                   -----------

INTRODUCTION

         This Agreement, dated November 11, 1997, is between DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY (hereinafter "D&E Telephone"), a Pennsylvania corporation and D & E WIRELESS, INC. (hereinafter "D&E Wireless"), a Pennsylvania corporation, and is for purposes of setting forth various services to be provided by D&E Telephone to D&E Wireless.

         WHEREAS, D&E Telephone is an operating public utility which provides telecommunications services within portions of Lancaster, Lebanon and Berks Counties in the Commonwealth of Pennsylvania and is subject to Pennsylvania Public Utility Commission jurisdiction; and

         WHEREAS, D&E Wireless is a telecommunications company providing wireless personal communications service in portions of Pennsylvania pursuant to authority granted by the Federal Communications Commission; and

         WHEREAS, D&E Telephone and D&E Wireless are wholly-owned subsidiaries of D&E Communications, a holding company incorporated in the Commonwealth of Pennsylvania; and

         WHEREAS, D&E Telephone renders telecommunications services through its own staff and facilities and through interconnections with the facilities of other companies; and

         WHEREAS, D&E Telephone is able to provide services and equipment to assist in the furtherance of the business purposes of D&E Wireless;


                                        1

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                                                   Affiliated Interest Agreement
                                                  D&E Telephone and D&E Wireless

         NOW WHEREFORE, in consideration of the mutual promises expressed herein, and intending to be legally bound hereby, D&E Telephone and D&E Wireless agree as follows:

Section 1.0 SERVICES. Subject to the terms and conditions of this Agreement, D&E Telephone and D&E Wireless shall make available to each other, as needed, the services listed in this Section, paragraphs 1.1 through 1.14 for the duration of this Agreement. Either party, with the consent of the other party, may engage a nonaffiliated company or person to provide any services covered by this Section.

                  1.1 EXECUTIVE OFFICERS. Upon request of D&E Wireless, D&E Telephone shall make certain of its qualified employees available to become officers of D&E Wireless. Such employees may be appointed by the board of directors of D&E Wireless to positions of president, vice president, secretary, chief financial officer and treasurer or assistants and to such other positions within D&E Wireless as the board may designate.

                  1.2 ADMINISTRATIVE. As requested, D&E Telephone shall make qualified employees available to perform or assist in the performance of management and supervisory duties on behalf of D&E Wireless. In order to render such service and to promote the efficient and economic operation of D&E Wireless, such employees shall keep themselves informed on all aspects of D&E Wireless's operations. Such personnel shall make recommendations for operating expenditures, additions to and improvements of property, plant and equipment, and any other aspect of operations within the scope of their responsibilities. As requested, such personnel shall also assist D&E Wireless in the conduct of, proceeding before, and in its compliance with the requirements of local, state, and federal regulatory bodies having jurisdiction over D&E Wireless in its business operations.


                                                   2

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                                                   Affiliated Interest Agreement
                                                  D&E Telephone and D&E Wireless

                  1.3 ENGINEERING. As requested, D&E Telephone shall advise and provide engineering services to D&E Wireless in planning, operating, maintenance, technical, and construction functions. As requested, D&E Telephone engineering personnel and consultants shall assist D&E Wireless by reviewing operating procedures, and preparing and reviewing surveys, maps, charts, operating statistics, reports and pertinent technical data. D&E Telephone personnel shall assist D&E Wireless in the proper maintenance and protection of its properties and by such periodic inspections as may be requested. Such engineering services may also include the conduct of field investigations as necessary to obtain engineering information and, when required, the preparation of studies, reports, designs and drawings, cost estimates, and specifications for implementation of D&E Wireless services or the construction of additions to or improvements of D&E Wireless properties.

                  1.4 SUPPORT, OPERATIONS AND MAINTENANCE EMPLOYEES. As requested, D&E Telephone shall furnish support, operations and maintenance employees for D&E Wireless, including hourly employees, as well as salaried employees and shall supervise such employees to assure the proper performance of their duties and the efficient operation of D&E Wireless's facilities.

                  1.5 EMPLOYEE SERVICES. As requested, D&E Telephone shall assist D&E Wireless in the procurement of qualified personnel, in the establishment of appropriate rates of pay and in negotiations with bargaining programs for supervision of training and educational assistance, and shall advise D&E Wireless on federal, state, and local regulations affecting personnel. As requested, D&E Telephone shall recommend and administer group insurance, benefit and pension plans for the benefit of D&E Wireless. It may also assist in the establishment of accident prevention and other programs relating to employee health and welfare.


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                                                   Affiliated Interest Agreement
                                                  D&E Telephone and D&E Wireless

                  1.6 MARKETING, ADVERTISING AND PUBLIC RELATIONS. As requested, D&E Telephone shall recommend procedures to promote good customer and public relations and assist in marketing, advertising, and promotional efforts of D&E Wireless.

                  1.7 ACCOUNTING. As requested, D&E Telephone shall keep the general books of account of D&E Wireless, including records supplemental thereto, and prepare annual financial statements and analyses of accounts of D&E Wireless and special accounting and financial reports required by D&E Wireless. Also, D&E Telephone shall prepare reports on the costs incurred for property and improvements and will establish accounting records as requested. Upon request, D&E Telephone shall prepare, or assist in the preparation of federal, state, and local tax returns for and to the extent required by D&E Wireless.

                  1.8 CORPORATE SECRETARIAL. Upon request, D&E Telephone shall maintain documents of D&E Wireless, such as minute books, charters, bylaws, contracts, deeds and other corporate records and shall administer an orderly program of records retention. It shall perform other corporate secretarial functions as required, including preparation of notices of stockholder and director meetings and keeping the minutes thereof. D&E Telephone shall review, and may assist in the preparation of, documents required by D&E Wireless such as deeds, easements, contracts, licenses, charters, franchises, permits and regulatory reports.

                  1.9 TREASURY. If requested by D&E Wireless, D&E Telephone shall coordinate financial arrangements with the financial community to arrange and provide for furnishing of D&E Wireless's entire capital needs from other than internally generated sources. Further, either party may, at the other party's request and contingent upon the availability of funds, make capital advances to the other at prevailing interest rates and payable upon demand to be utilized in satisfying short-term bank loans and other corporate purposes.

                                        4

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                                                   Affiliated Interest Agreement
                                                  D&E Telephone and D&E Wireless

                           D&E Telephone, upon request, shall assist D&E Wireless in cash management, collection policies, and the development of investment programs.

                  1.10 PURCHASING. Upon request, D&E Telephone shall endeavor to arrange for the purchase of equipment, materials, supplies and services in volume on a basis advantageous to D&E Wireless.

                  1.11 INSURANCE. Upon request, D&E Telephone shall review the insurance coverage of D&E Wireless, recommend the types and limits of insurance adequate for its protection, and assist in the placement of such insurance. As required by D&E Wireless, it shall supervise investigation procedures and review claims and proposals for settlement.

                  1.12 INFORMATION SYSTEMS. D&E Telephone shall make available to D&E Wireless such electronic data processing services, including system analysis and programming, that may be requested by D&E Wireless.

                  1.13 CHARGES AND RATES. D&E Telephone, as requested, shall advise and assist in the preparation and collection of charges and rates for D&E Wireless services and render advice with respect to the procedure therefor.

                  1.14 CONSULTATIVE AND PROFESSIONAL SERVICES. Upon request, D&E Telephone in addition shall make available to D&E Wireless such technical, advisory, consultative, legal, and professional services as may be necessary to assist D&E Wireless in its corporate operations and in achieving its business purposes, goals, and commitments.

Section 2.0 SALES AND SERVICE ASSISTANCE. Consistent with the provisions of Section 1 of this Agreement, D&E Telephone shall make available to D&E Wireless such personnel, services, and equipment as may be requested to


                                        5

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                                                   Affiliated Interest Agreement
                                                  D&E Telephone and D&E Wireless

                  assist D&E Wireless in its sales, rentals, and service activities relating to the provision of wireless equipment, systems and services for business and residential subscribers and relating to its other business endeavors.

Section 3.0 COMPENSATION. In consideration for the services and equipment provided by D&E Telephone to D&E Wireless under Section 1 and
                  Section 2, unless subject to applicable tariff, D&E Wireless shall pay the market rate when a market exists for such services and equipment. Otherwise, D&E Wireless shall pay the cost incurred by D&E Telephone for such services and equipment, including the salary, wages, fee, and fringe benefit costs of D&E Telephone attributable to rendering said services, and including any rental expense for equipment, plus reimbursement for interest, taxes, carrying costs, and depreciation where D&E Telephone incurs such costs. To the extent that in D&E Telephone's rendition of services or provision of equipment to D&E Wireless, an element of cost cannot be directly assigned to one party or the other, then the cost shall be allocated between the parties in accordance with generally accepted accounting principles.

                  3.1 The foregoing costs shall be incurred by D&E Telephone consistent with such cost accounting requirements as may be imposed by the Pennsylvania Public Utility Commission relating to transactions between a regulated telephone company and its affiliate.

Section 4.0 D&E WIRELESS RESPONSIBILITY TO D&E TELEPHONE. As requested, D&E Wireless, from time to time, may transfer, sell or lease property and equipment to D&E Telephone for use by it in its business endeavors. If such property and equipment is transferred, sold or leased for use in a regulated activity of D&E Telephone, then such transfer, sale or lease shall be accomplished consistent with such cost accounting requirements as may be imposed by the Pennsylvania Public Utility Commission relating to transactions between a regulated telephone company and its affiliate.


                                        6

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                                                   Affiliated Interest Agreement
                                                  D&E Telephone and D&E Wireless

Section 5.0 D&E TELEPHONE'S DUTY TO PROVIDE SERVICE TO THE PUBLIC. D&E Telephone's obligations under this Agreement shall remain subordinate to and shall not interfere with its duty to provide public utility service to the public pursuant to the Public Utility Code, 66 Pa. C.S.ss.ss. 101 et seq.

Section 6.0 TERM OF AGREEMENT. After execution, this Agreement shall take effect upon the obtaining of any required regulatory approvals including that of the Pennsylvania Public Utility Commission. This Agreement shall continue in full force and effect until terminated upon ninety (90) days written notice effective when sent. If there is a material breach of a term or condition by a party, then this Agreement may be terminated by the other party upon five (5) days written notice effective when sent. In the event that D&E Telephone and D&E Wireless shall cease to be affiliates subject to majority ownership or control of D&E Communications, Inc., then D&E Telephone shall have the right to terminate this Agreement upon five (5) days written notice effective when sent.

Section 7.0 RELEASE. Neither D&E Telephone nor D&E Wireless shall be liable to the other for any special, incidental or consequential damages of any nature or for any reason, even if advised of the possibility of such damages, nor, except to the extent explicitly provided for herein, for any claims of any nature against the other by any third party.

Section 8.0 INDEMNIFICATION. To the extent not prohibited by law, and except as otherwise provided herein, each party shall indemnify and hold harmless the other party from and against any loss, costs, claim, injury or liability asserted by any person not a party hereto against the indemnified party, its directors, officers, employees, or agents which relates to or arises out of the negligent or intentional acts of the indemnifying party or its employees, agents or contractors taken in connection with the actions under this Agreement.

Section 9.0 SEVERABILITY. In the event that one or more of the provisions contained herein shall, for any reason, be held to be unenforceable in any respect, such

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                                                   Affiliated Interest Agreement
                                                  D&E Telephone and D&E Wireless

                  unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if the unenforceable provision had not been contained herein.


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                                                   Affiliated Interest Agreement
                                                  D&E Telephone and D&E Wireless


Section 10.0 NONASSIGNABILITY. Neither party shall assign any right or duties stated under this Agreement without the written consent of the other party.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed in their respective corporate names by their duly authorized officers and attested to by their secretaries, as of the date first above written.


By:                                              By:

DENVER AND EPHRATA TELEPHONE                     D & E WIRELESS, INC.
AND TELEGRAPH COMPANY




/s/ G. William Ruhl                             /s/ Robert L. Quaranta
-----------------------------                    ------------------------------
G. William Ruhl                                  Robert L. Quaranta
Chief Executive Officer                          Chief Executive Officer




Attest:
                                                 Attest:

/s/ W. Garth Sprecher                            /s/ W. Garth Sprecher
-----------------------------                    ------------------------------
W. Garth Sprecher                                W. Garth Sprecher
Vice President & Corporate Secretary             Corporate Secretary


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                                    AFFIDAVIT


COMMONWEALTH OF PENNSYLVANIA        :
                                    :            SS.
COUNTY OF LANCASTER                 :
                                    :


                  G. WILLIAM RUHL, being duly sworn according to law, deposes and says that he is Chief Executive Officer of DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY; that he does verify this document to be a true and correct copy of the original Agreement between the DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY and D & E WIRELESS, INC.

                                              /s/ G. William Ruhl
                                              ----------------------------
                                              G. William Ruhl


Sworn and subscribed

before me this 11th day
               ----

of November   , 1997
   -----------


/s/ Audrey L. Wingenroth
---------------------------------
Notary Public



My commission expires: February 24, 2001


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                                    AFFIDAVIT


COMMONWEALTH OF PENNSYLVANIA           :
                                       :            SS.
COUNTY OF LANCASTER                    :
                                       :



                  ROBERT L. QUARANTA, being duly sworn according to law, deposes and says that he is Chief Executive Officer of D & E WIRELESS, INC.; that he does verify this document to be a true and correct copy of the original Agreement between the DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY and
D & E WIRELESS, INC.

                                                 /s/ Robert L. Quaranta
                                                 -----------------------------
                                                 Robert L. Quaranta


Sworn and subscribed

before me this 13th day
               ----

of November   , 1997
   -----------


/s/ James E. Brubaker
-----------------------------------
Notary Public



My commission expires: September 8, 1999